UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                September 25, 2006                               0-25753
-------------------------------------------------        ----------------------
 Date of Report (Date of earliest event reported)        Commission File Number


                                POWER2SHIP, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


              Nevada                                   87-0449667
 -------------------------------        ---------------------------------------
 (State or other jurisdiction of        (I.R.S. Employer Identification Number)
  incorporation or organization)



                 903 Clint Moore Road, Boca Raton, Florida 33487
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               (Address of Principal Executive Offices) (Zip Code)


                                 (561) 998-7557
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              (Registrant's telephone number, including area code)


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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On September 25, 2006, Michael J. Darden was terminated for cause as President of the Company by the Company's board of directors.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 25, 2006               POWER2SHIP, INC.


                                        By: /s/ Richard Hersh
                                            -----------------
                                            Richard Hersh
                                            Chairman of the Board of Directors


                                        By: /s/ David S. Brooks
                                            -------------------
                                            David S. Brooks
                                            Chief Executive Officer



























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